TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

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The following replaces the risk entitled “Investments by Asset Allocation Funds” in the section entitled “More on Risks of Investing in the Funds—More on Certain Additional Risks”:

Investments by Asset Allocation Funds and Unaffiliated Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, each separate series of Transamerica Funds, as well as Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, Transamerica Multi-Manager Alternative Strategies VP, Transamerica Voya Balanced Allocation VP, Transamerica Voya Conservative Allocation VP, and Transamerica Voya Moderate Growth Allocation VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.

Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.

Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund’s performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund’s brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds or the Unaffiliated Funds own a substantial portion of an underlying fund’s shares, a large redemption by an Asset Allocation Fund or the Unaffiliated Funds could cause actual expenses to increase, or could result in the underlying fund’s current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund’s expense ratio.

Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund’s shares.

When possible, TAM, the sub-adviser, and/or Portfolio Construction Manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

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Investors Should Retain this Supplement for Future Reference

June 27, 2014